UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 5, 2026
Atmus Filtration Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41710	88-1611079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Century Boulevard Nashville, Tennessee	37214
(Address of Principal Executive Offices)	(Zip Code)
(615) 514-7339
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATMU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2026, the Board of Directors (the “Board”) of Atmus Filtration Technologies Inc. (the “Company”) appointed Heath Sharp as a director of the Company, and determined Mr. Sharp qualifies as an “independent director” for purposes of the New York Stock Exchange listing standards. Mr. Sharp will serve as a Class III director with a term expiring at the Company’s next Annual Meeting of Stockholders. Mr. Sharp was not selected pursuant to any arrangement or understanding between him and any other person. In connection with his appointment, the Board increased its size from seven to eight directors.

Mr. Sharp, age 57, is an industrial executive with more than three decades of international leadership in manufacturing, product development, and commercial execution. Mr. Sharp has served Reliance Worldwide Corporation (ASX: RWC) as Chief Executive Officer since 2015 and Managing Director since 2016, and has led the company’s transformation from a regionally focused manufacturer into a global, publicly listed leader in water control systems and plumbing solutions. A mechanical engineer by training, Heath joined Reliance Worldwide Corporation in 1990 and has held key leadership roles across Australia, the U.S., and the U.K., giving him operational depth and cultural fluency in multiple markets. Mr. Sharp earned a Bachelor of Mechanical Engineering from the University of Southern Queensland.

Mr. Sharp’s compensation for his services as a director will be consistent with that of the Company’s other non-employee directors, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2025. There are no transactions in which Mr. Sharp has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Sharp has been named to the Audit Committee and Nominating and Governance Committee of the Board.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are being filed as part of this Report.

Exhibit No.	Description
99.1	Press Release issued by Atmus Filtration Technologies Inc. on February 6, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ATMUS FILTRATION TECHNOLOGIES INC.

By:	/s/ LAURA HELTEBRAN
Laura Heltebran
Senior Vice President, Chief Legal Officer & Corporate Secretary
February 6, 2026